 EXHIBIT 99.2

Execution Copy

FIRST SUPPLEMENT TO
UNIT PURCHASE AGREEMENT
dated August 13, 2004 with
CASCADE INVESTMENT, L.L.C.

June 4, 2005

Reference is made to the above-captioned agreement (the "UPA").  Capitalized terms used herein without definition have the respective meanings specified in the UPA.

1.                  Section 3 of the UPA presently contemplates that the Closing will occur simultaneously with the closing under the Acquisition Agreement or as may otherwise be agreed by the parties.  The parties have agreed that the Closing may occur on any Business Day from the closing under the Acquisition Agreement through and including the Business Day next preceding the redemption date for the 10.25% Senior Notes (as such term is defined in the Acquisitions Agreement), provided that, (i) on the closing date under the Acquisition Agreement, irrevocable notice of such redemption date shall have been delivered to The Bank of New York, paying agent, registrar and trustee, for transmittal to the holders of the 10.25% Senior Notes, and (ii) the Closing shall not occur more than 35 days after the closing date under the Acquisition Agreement.

2.                  Under GAAP as in effect on the Closing, the Company expects to account for its issuance and sale of the Corporate Units as described in the Modified Schedule 2(b) to the UPA attached hereto.

3.                  The parties have agreed to a modification to Exhibit C to the UPA as set forth in Schedule A hereto.

4.                  The parties have agreed to a modification to Exhibit A to the UPA as set forth in Schedule B hereto.

5.                  The shareholder vote contemplated by Section 19.8(a) of the UPA occurred on May 17, 2005.  Approval of the Proposed Amendment was duly obtained at such meeting. Attached hereto is Exhibit G to the UPA modified to include the language specified in Section 19.8(c) of the UPA.  Modified Exhibit G shall replace the existing Exhibit G.

6.                  This instrument shall take effect as an amendment to the UPA pursuant to Section 13 thereof.

PNM RESOURCES, INC.

By: /s/ Terry Horn

Terry Horn

CASCADE INVESTMENT, L.L.C

By: /s/ Michael Larson

Name:  Michael Larson

Title:    Business Manager

Modified Schedule 2(b) to
Unit Purchase Agreement

ACCOUNTING TREATMENT

The net proceeds from the sale of the Corporate Units will be allocated by the Company between the purchase contracts and the senior notes in proportion to their respective fair market values at August 13, 2004, the date on which the Unit Purchase Agreement was entered into.  The present value of the Corporate Units contract adjustment payments will be initially recorded as a reduction (charge) to stockholders' equity, with an offsetting increase (credit) to liabilities.  This liability will be accreted over three years by interest charges to the income statement based on a constant rate calculation.  Subsequent contract adjustment payments reduce this liability.

The purchase contracts are forward transactions in the Company's common stock.  Upon settlement of each purchase contract, the Company will receive $25 on the purchase contract and will issue the requisite number of shares of its common stock.  The $25 that we receive will be recorded as an increase (credit) to the Company's common stock in the Company's stockholders' equity.

Before the issuance of its common stock upon settlement of the purchase contracts, the purchase contracts will be reflected in the Company's diluted earnings per share calculations using the treasury stock method.  Under this method, the number of shares of the Company's common stock used in calculating diluted earnings per share (based on the settlement formula applied at the end of the reporting period) is deemed to be increased by the excess, if any, of the number of shares that would be issued upon settlement of the purchase contracts less the number of shares that could be purchased by the Company in the market (at the average market price during the period) using the proceeds receivable upon settlement.  Consequently the Company anticipates that there will be no dilutive effect on its earnings per share except during periods when the average market price of our common stock for the twenty trading days preceding the end of the reporting period is lower than the average market price of our common stock for the reporting period or is above $25.116.

Schedule A to
 First Supplement to

Unit Purchase Agreement

Section 1.14 to the Base Indenture

(Exhibit C to Unit Purchase Agreement)

Section 1.14.   Regulatory Statement.

(a)        The Company and each of its Utility Subsidiaries are being operated as separate corporate and legal entities.  Each Holder of any Note by his acceptance thereof shall be deemed to have relied solely on the creditworthiness of the Company based on the assets owned by it, and agreed that the payment of the principal of and any premium and interest on such Note shall be made solely from the assets of the Company and not from any assets of any Utility Subsidiary.

(b)        Notwithstanding any other provision of this Indenture, each Holder of any Note by his acceptance thereof shall be deemed to have agreed not to take any steps for the purpose of procuring the appointment of an administrative receiver or the making of an administrative order for instituting any bankruptcy, reorganization, insolvency, wind up or liquidation or any like proceeding under applicable law in respect of any Utility Subsidiary.

(c)        For purposes of this Section 1.14, the term "Utility Subsidiary" means any Person that is a Subsidiary of the Company that is (i) subject to regulation as a public utility in any state and, (ii) whether in connection with such Person having become a Subsidiary of the Company or otherwise, the Company has agreed, whether in connection with obtaining requisite regulatory approvals in connection with such Person becoming a Subsidiary or otherwise, that the substance of this Section 1.14 be applicable.  In each Officers' Certificate delivered pursuant to Section 10.04, the Company shall identify each of its Subsidiaries that are Utility Subsidiaries for purposes of this Section 1.14.

            "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more Subsidiaries.  For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

Schedule B to
First Supplement to

Unit Purchase Agreement

Addition to Section 5.08 of the
Purchase Contract Agreement
(Exhibit A to the Base Indenture)

At any time prior to the Purchase Contract Settlement Date, Holders of not less than a majority of the Outstanding Units may, by delivering written notice to the Company, request the Company to amend the Statement of Resolutions to delete clause (3) of Section D of Article I thereof, and upon such request, the Statement of Resolutions shall be so amended.

Exhibit G to
Modified Unit Purchase Agreement

STATEMENT OF RESOLUTIONS ESTABLISHING
A SERIES OF PREFERRED STOCK OF
PNM RESOURCES, INC.

Convertible Preferred Stock, Series A

            Pursuant to the provisions of NMSA 1978, Section 53-11-16 (2001), and Article IV of the Restated Articles, as amended, of PNM Resources, Inc. (the "Corporation"), the Board of Directors of the Corporation has duly adopted the following resolutions on ________, 200_, establishing a series of Preferred Stock of the Corporation and fixing the designation, preferences, privileges and voting powers of such series and the restrictions and limitations thereon:

            RESOLVED, that there is hereby established a series of Preferred Stock of the Corporation with the designations, preferences, privileges and voting powers, and restrictions and limitations, as follows (capitalized terms used in these resolutions having the respective meanings specified in the Restated Articles, as amended, of the Corporation):

ARTICLE I

A.        Creation, Designation and Amount of Series of Preferred Stock.  A series of the Preferred Stock is hereby created as follows: The shares of such series (the "Preferred Shares") shall be designated as "Convertible Preferred Stock, Series A", and the number of shares constituting such Preferred Stock shall be five hundred thousand (500,000).

B.         Dividends and Distributions.  In case the Corporation shall at any time or from time to time declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its subsidiaries by way of a dividend, distribution or spin-off) on its Common Stock, other than (i) a distribution made in compliance with the provisions of Section F of this Article I or (ii) a dividend or distribution made in Common Stock, the holders of the Preferred Shares shall be entitled (unless such right shall be waived by the affirmative vote or consent of the holders of at least two-thirds of the number of the then outstanding Preferred Shares) to receive from the Corporation with respect to each Preferred Share held, any dividend or distribution that would be received by a holder of the number of shares (including fractional shares) of Common Stock into which such Preferred Share is convertible on the record date for such dividend or distribution, with fractional shares of Common Stock deemed to be entitled to the corresponding fraction of any dividend or distribution that would be received by a whole share.  Any such dividend or distribution shall be declared, ordered, paid and made at the same time such dividend or distribution is declared, ordered, paid and made on the Common Stock.  No dividend or distribution shall be declared, ordered, paid or made on the Common Stock unless the dividend or distribution on the Preferred Shares provided for by this paragraph shall be declared, ordered, paid or made at the same time.

C.        Conversion Rights.  Each Preferred Share is convertible at the option of the holder thereof into one Conversion Unit at any time.  A Conversion Unit will initially be ten (10) shares of Common Stock of the Corporation adjusted as follows:

(i)         Stock splits, combinations, reclassifications etc.  In case the Corporation shall at any time or from time to time declare a dividend or make a distribution on the outstanding shares of Common Stock payable in Common Stock or subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares or combine or reclassify the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, and in each such event, the number of shares of Common Stock into which each Preferred Share is convertible shall be adjusted so that the holder thereof shall be entitled to receive, upon conversion thereof, the number of shares of Common Stock which such holder would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event or the record date therefor, whichever is the earlier.  Any adjustment made pursuant to this clause (i) shall become effective (I) in the case of any such dividend or distribution on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (II) in the case of any such subdivision, reclassification or combination, on the day upon which such corporate action becomes effective.

(ii)        Mergers, Consolidations, Sales of Assets etc.  In case the Corporation shall be a party to any transaction (including a merger, consolidation, statutory share exchange, sale of all or substantially all of the Corporation's assets, liquidation or recapitalization of the Corporation, but excluding any transaction described in clause (i) above) in which the previously outstanding Common Stock shall be changed into or, pursuant to the operation of law or the terms of the transaction to which the Corporation is a party, exchanged for different securities of the Corporation or common stock or other securities or interests in another Person or other property (including cash) or any combination of the foregoing, then, as a condition of the consummation of such transaction, lawful and adequate provision shall be made so that each holder of Preferred Shares shall be entitled, upon conversion, to an amount per share equal to (A) the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged times (B) the number of shares of Common Stock into which such share was convertible immediately prior to the consummation of such transaction.  Any adjustment made pursuant to this clause (ii) shall become effective immediately upon the consummation of such transaction.

In calculating the adjustments provided in clauses (i) and (ii) above, a Conversion Unit shall include any fractional share resulting from the calculation.

The holder of any Preferred Shares may exercise such holder's right to convert each such share into a Conversion Unit by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the Preferred Shares to be converted accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section C of this Article I and specifying the name or names in which such holder wishes the certificate or certificates for securities included in the Conversion Unit or Units to be issued.  In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of securities included in the Conversion Unit or Units in such name or names.  Other than such taxes, the Corporation will pay any and all issue and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of the securities and other property then included in a Conversion Unit or Units upon conversion of Preferred Shares pursuant hereto.  As promptly as practicable, and in any event within three Business Days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock (or other securities included in the Conversion Unit or Units) to which the holder of Preferred Shares so converted  shall be entitled and (ii) if less than the full number of Preferred Shares evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted.  Such conversion shall be deemed to have been made at the close of business on the date of giving of such notice and such surrender of the certificate or certificates representing the Preferred Shares to be converted so that the rights of the holder thereof as to the shares being converted shall cease except for the right to receive the securities and other property included in the Conversion Unit or Units in accordance herewith, and the Person entitled to receive the securities and other property included in the Conversion Unit or Units shall be treated for all purposes as having become the record holder of such securities and other property included in the Conversion Unit or Units at such time.  No holder of Preferred Shares shall be prevented from converting Preferred Shares, and any conversion of Preferred Shares in accordance with the terms of this Section C of this Article I shall be effective upon surrender accompanied by a properly completed election notice, whether or not the transfer books of the Corporation for the Common Stock are closed for any purpose.

The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Preferred Shares.  The Corporation shall from time to time, subject to and in accordance with the Act, increase the authorized amount of Common Stock if at any time the number of authorized shares of Common Stock remaining unissued shall not be sufficient to permit the conversion at such time of all then outstanding Preferred Shares.

Whenever the number of shares of Common Stock and other property comprising a Conversion Unit into which each Preferred Share is convertible is adjusted as provided in this Section C of this Article I, the Corporation shall promptly mail to the holders of record of the outstanding Preferred Shares at their respective addresses as the same shall appear in the Corporation's stock records a notice stating that the number of shares of Common Stock and other property comprising a Conversion Unit into which each Preferred Share is convertible has been adjusted and setting forth the new number of shares of Common Stock (or describing the new stock, securities, cash or other property) into which each Preferred Share is convertible, as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof, and when such adjustment became effective.

D.  Voting Rights.  The holders of the Preferred Shares shall have the following voting rights:

(1)  Without first obtaining the consent or approval of the holders of a majority of the then-outstanding Preferred Shares, voting as a separate class, the Corporation will not amend the provisions of the Articles of Incorporation of the Corporation in any manner which would have an adverse impact on the rights and privileges of the Preferred Shares.

(2)  Except as set forth herein, or as otherwise provided by law, holders of the Preferred Shares shall have no voting rights.

(3)  Each outstanding Preferred Share, voting as a single class with the Common Stock, shall be entitled to the number of votes to which the number of shares of Common Stock comprising a Conversion Unit are entitled on all matters submitted to a vote of holders of Common Stock at a meeting of shareholders other than for the election of Directors of the Corporation.

E.         Reacquired Shares.  Any Preferred Shares converted, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Incorporation, or in any Articles of Amendment or Board Resolutions creating a series of Preferred Stock or any similar stock or as otherwise required by law.

F.         Liquidation, Dissolution or Winding Up.  Upon any involuntary or voluntary liquidation, dissolution, recapitalization, winding-up or termination of the Corporation, the assets of the Corporation available for distribution to the holders of the Corporation's capital stock shall be distributed in the following priority, with no distribution pursuant to the second priority until the first priority has been fully satisfied and no distribution pursuant to the third priority until the first and second priorities have both been fully satisfied, FIRST, to the holders of the Preferred Shares for each Preferred Share, a liquidation preference of $1.00 per share, SECOND, to the holders of Common Stock, ratably, an amount equal to (i) $1.00 divided by the number of shares of Common Stock then comprising a Conversion Unit, multiplied by (ii) the number of shares of Common Stock then outstanding, and THIRD, to the holders of the Preferred Shares and the Common Stock (ratably, on the basis of the number of shares of Common Stock then outstanding and, in the case of the Preferred Shares, the number of shares of Common Stock then comprising a Conversion Unit multiplied by the total number of Preferred Shares outstanding), all remaining assets of the Corporation available for distribution to the holders of the Corporation's capital stock.

Neither the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation to a Person or Persons, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section F of this Article I.

G.        Redemption.  The Preferred Shares are not subject to redemption at the option of the Corporation nor subject to any sinking fund or other mandatory right of redemption accruing to the holders thereof.

RESOLVED FURTHER, that:  (i) the Corporation shall file in the office of the New Mexico Public Regulation Commission the statement prescribed by NMSA 1978, Section 53-11-16.D; and (ii) upon such filing, the resolution establishing and designated the Preferred Stock of the "Convertible Preferred Stock, Series A" series and determining the relative rights and preferences thereof, shall become effective and constitute an amendment to the articles of incorporation of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused this Statement of Resolutions to be executed this _____ day of __________, 200_.

PNM RESOURCES, INC.

By:_____________________________

                                                                                                                        J. E. Sterba, Chairman,
                                                                                                                            President and Chief Executive Officer